UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2006
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On July 5, 2006, TeleTech Holdings, Inc. filed a Current Report Form 8-K under Item 2.01 “Completion of Acquisition or Disposition of Assets” to report that on June 30, 2006 it had completed its acquisition of Direct Alliance Corporation, an Arizona corporation wholly owned by Insight Enterprises, Inc. (NASDAQ: NSIT). This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information relating to the Direct Alliance Corporation acquisition as required by Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired. The required financial statements are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.
(b)	Pro Forma Financial Information. The required pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
(c)	Exhibits. The following exhibits are being filed herewith.

Exhibit
Number	Description
23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of Direct Alliance Corporation

99.2	Interim Financial Statements of Direct Alliance Corporation

99.3	Pro Forma Financial Information
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: September 14, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
23.1	Consent of Grant Thornton LLP

99.1	Audited Financial Statements of Direct Alliance Corporation

99.2	Interim Financial Statements of Direct Alliance Corporation

99.3	Pro Forma Financial Information